SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 16, 2004

(Date of the earliest event reported)

Home Products International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

0-17237	36-4147027
(Commission File Number)	(I.R.S. Employer Identification No.)

4501 West 47th Street Chicago, IL	60632
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 890-1010

ITEM 5. OTHER EVENTS

On July 16, 2004 Home Products International, Inc. issued the press release contained in exhibit 99.1, which is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

c)	Exhibits

99.1 – Press release issued by Home Products International Inc. dated July 16, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home Products International, Inc.

By:	/s/ James E. Winslow
James E. Winslow

Executive Vice President and Chief Financial Officer

Dated: July 19, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Home Products International, Inc. dated July 16, 2004.